                                                                  EXHIBIT 23.1



                      CONSENT OF INDEPENDENT AUDITORS


MONSANTO COMPANY:

We consent to the incorporation by reference in this Registration Statement of Monsanto Company on Form S-8 of our opinions dated February 23, 1996, appearing in and incorporated by reference in your annual report on Form 10-K for the year ended December 31, 1995.





                                             /s/ DELOITTE & TOUCHE LLP
                                             DELOITTE & TOUCHE LLP

Saint Louis, Missouri
April 24, 1996


                                    9